SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011 (November 8, 2011)

The Edelman Financial Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The following information is furnished pursuant to Item, 2.02, “Results of Operation and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On November 8, 2011, The Edelman Financial Group Inc. announced its results of operations for the quarter ended September 30, 2011.

Item 7.01    Regulation FD Disclosure

The information set froth in Item 2.02 “Results of Operations and Financial Condition” is also furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this 7.01.

Item 9.01.   Financial Statements and Exhibits.

a.        Financial statements of business acquired

Not Applicable

b.       Pro forma financial information

Not Applicable

c.       Exhibits

99.1	Press Release
99.2	Script of conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EDELMAN FINANCIAL GROUP INC.

	By:	/s/ George L. Ball
George L. Ball,
Co-Chief Executive Officer

Date: November 8, 2011